Exhibit 99.2

Aspen Insurance Holdings Limited

Financial Supplement

As of June 30, 2010

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

AHL: NYSE

www.aspen.bm

Investor Contact:

Aspen Insurance Holdings Limited
Noah Fields, Head of Investor Relations
T: +1 441-297-9382
email: noah.fields@aspen-re.com

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2009 excluding the represented segmental analysis. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):  Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

Aspen excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 27 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and changes in credit spreads, and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the Group’s non-functional currencies. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity to closing shareholders’ equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (a non-GAAP financial measure): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share is calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 27 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 25 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures):  Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 14 and 15 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited
Financial Highlights

	Three Months Ended June 30,				Six Months Ended June 30,
(in US$ millions except for percentages, share and per share amounts)	2010	2009	Change		2010	2009	Change

Gross written premium	$545.4	$534.3	2.1%		$1,248.2	$1,171.1	6.6%
Net written premium	$538.8	$484.7	11.2%		$1,118.9	$991.3	12.9%
Net earned premium	$479.9	$428.6	12.0%		$947.5	$875.9	8.2%
Net income after tax	$108.9	$110.4	(1.4%	)	$127.2	$201.8	(37.0%	)
Operating income after tax	$104.9	$103.8	1.1%		$111.0	$209.5	(47.0%	)
Net investment income	$57.5	$72.2	(20.4%	)	$116.9	$131.4	(11.0%	)
Underwriting income	$62.8	$53.2	18.0%		$14.6	$122.6	(88.1%	)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.34	$1.26	6.3%		$1.50	$2.68	(44.0%	)
Operating income adjusted for preference share dividend	$1.29	$1.18	9.3%		$1.30	$2.39	(45.6%	)
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.28	$1.22	4.9%		$1.43	$2.61	(45.2%	)
Operating income adjusted for preference share dividend	$1.23	$1.14	7.9%		$1.24	$2.32	(46.6%	)
Book value per ordinary share	$38.46	$31.54	21.9%		$38.46	$31.54	21.9%
Diluted book value per ordinary share (treasury stock method)	$36.96	$30.46	21.3%		$36.96	$30.46	21.3%
Weighted average number of ordinary shares outstanding (in millions of shares)	77.289	82.940	(6.8%	)	77.342	82.241	(6.0%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	80.727	85.645	(5.7%	)	80.706	84.612	(4.6%	)

Underwriting Ratios
Loss ratio	57.7%	54.8%			69.2%	55.4%
Policy acquisition cost ratio	16.2%	18.9%			17.1%	18.2%
Operating and administrative expense ratio	13.0%	14.0%			12.1%	12.4%
Expense ratio	29.2%	32.9%			29.2%	30.6%
Combined ratio	86.9%	87.7%			98.4%	86.0%

Return On Equity
Average equity(1)	$2,543.6	$2,390.6			$2,581.7	$2,321.1
Return on average equity
Net income adjusted for preference share dividend	4.1%	4.4%			4.5%	8.1%
Operating income adjusted for preference share dividend	3.9%	4.1%			3.9%	8.5%
Annualized return on average equity
Net income	16.4%	17.6%			9.0%	16.2%
Operating income	15.6%	16.4%			7.8%	17.0%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments, preference shares and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited
Consolidated Statements Of Operations — Quarterly

(in US$ millions except for percentages and per share amounts)	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	Q2 2008

UNDERWRITING REVENUES
Gross written premiums	$545.4	$702.8	$405.7	$490.3	$534.3	$636.8	$528.8
Premiums ceded	(6.6)	(122.7)	(22.3)	(28.2)	(49.6)	(130.2)	(22.8)

Net written premiums	538.8	580.1	383.4	462.1	484.7	506.6	506.0
Change in unearned premiums	(58.9)	(112.5)	92.8	8.8	(56.1)	(59.3)	(108.7)

Net earned premiums	479.9	467.6	476.2	470.9	428.6	447.3	397.3

UNDERWRITING EXPENSES
Losses and loss expenses	276.7	378.8	227.5	235.1	234.7	250.8	188.3
Acquisition expenses	77.8	84.5	95.1	79.6	80.8	78.6	65.0
General and administrative expenses	62.6	52.5	80.3	63.7	59.9	48.5	57.1

Total underwriting expenses	417.1	515.8	402.9	378.4	375.4	377.9	310.4

Underwriting income/(loss)	62.8	(48.2)	73.3	92.5	53.2	69.4	86.9

OTHER OPERATING REVENUE
Net investment income	57.5	59.4	58.2	58.9	72.2	59.2	70.5
Interest expense	(4.0)	(3.8)	(3.8)	(3.9)	(4.0)	(3.9)	(4.0)

Total other operating revenue	53.5	55.6	54.4	55.0	68.2	55.3	66.5

Other income/(expense)	1.6	(0.9)	0.9	1.1	0.7	(2.7)	—

OPERATING INCOME BEFORE TAX	117.9	6.5	128.6	148.6	122.1	122.0	153.4

OTHER
Net realized and unrealized exchange (losses)/gains	(2.6)	1.5	(6.7)	7.9	3.1	(2.3)	(5.0)
Net realized and unrealized investment gains/(losses)	5.7	12.3	4.2	14.6	4.8	(12.2)	0.8

INCOME BEFORE TAX	121.0	20.3	126.1	171.1	130.0	107.5	149.2
Income tax (expense)/recovery	(12.1)	(2.0)	0.2	(25.3)	(19.6)	(16.1)	(22.3)

NET INCOME AFTER TAX	108.9	18.3	126.3	145.8	110.4	91.4	126.9
Dividends paid on ordinary shares	(11.7)	(11.8)	(12.6)	(12.6)	(12.3)	(12.3)	(12.8)
Dividend paid on preference shares	(5.7)	(5.7)	(5.5)	(5.6)	(5.8)	(6.9)	(7.0)

Retained income	$91.5	$0.8	$108.2	$127.6	$92.3	$72.2	$107.1

Components of net income after tax
Operating income	$104.9	$6.1	$129.2	$125.6	$103.8	$105.7	$131.2
Net realized and unrealized exchange (losses)/gains after tax	(1.3)	1.0	(6.7)	7.9	3.1	(2.3)	(5.0)
Net realized and unrealized investment gains/(losses) after tax	5.3	11.2	3.8	12.3	3.5	(12.0)	0.7

NET INCOME AFTER TAX	$108.9	$18.3	$126.3	$145.8	$110.4	$91.4	$126.9

Loss ratio	57.7%	81.0%	47.8%	49.9%	54.8%	56.1%	47.4%
Policy acquisition expense ratio	16.2%	18.1%	20.0%	16.9%	18.9%	17.6%	16.4%
Operating and administrative expense ratio	13.0%	11.2%	16.9%	13.5%	14.0%	10.8%	14.4%
Expense ratio	29.2%	29.3%	36.9%	30.4%	32.9%	28.4%	30.8%
Combined ratio	86.9%	110.3%	84.7%	80.3%	87.7%	84.5%	78.2%

Basic earnings per share(1)	$1.34	$0.16	$1.45	$1.69	$1.26	$1.42	$1.44
Diluted earnings per share	$1.28	$0.16	$1.40	$1.63	$1.22	$1.39	$1.39

Annualized return on average equity
Net income	16.4%	2.0%	18.4%	22.4%	17.6%	14.8%	20.4%
Operating income	15.6%	—	18.8%	19.2%	16.4%	17.6%	21.2%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.	Adjusted for preference share dividend and cancellation of preference shares.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date

	Six Months Ended June 30,
(in US$ millions except for percentages)	2010	2009	2008

UNDERWRITING REVENUES
Gross written premiums	$1,248.2	$1,171.1	$1,125.0
Premiums ceded	(129.3)	(179.8)	(99.4)

Net written premiums	1,118.9	991.3	1,025.6
Change in unearned premiums	(171.4)	(115.4)	(236.7)

Net earned premiums	947.5	875.9	788.9

UNDERWRITING EXPENSES
Losses and loss expenses	655.5	485.5	395.5
Acquisition expenses	162.3	159.4	141.4
General and administrative expenses	115.1	108.4	107.9

Total underwriting expenses	932.9	753.3	644.8

Underwriting income	14.6	122.6	144.1

OTHER OPERATING REVENUE
Net investment income	116.9	131.4	109.6
Interest expense	(7.8)	(7.9)	(7.9)

Total other operating revenue	109.1	123.5	101.7

Other expense	0.7	(2.0)	(2.2)

OPERATING INCOME BEFORE TAX	124.4	244.1	243.6

OTHER
Net realized and unrealized exchange (losses)/gains	(1.1)	0.8	(0.7)

Net realized and unrealized investment gains/(losses)	18.0	(7.4)	1.8

INCOME BEFORE TAX	141.3	237.5	244.7
Income tax expense	(14.1)	(35.7)	(36.6)

NET INCOME AFTER TAX	127.2	201.8	208.1
Dividends paid on ordinary shares	(23.5)	(24.6)	(25.7)
Dividends paid on preference shares	(11.4)	(12.7)	(13.9)

Retained income	$92.3	$164.5	$168.5

Components of net income after tax
Operating income	$111.0	$209.5	$207.2
Net realized and unrealized exchange (losses)/gains after tax	$(0.3)	0.8	(0.7)
Net realized and unrealized investment gains/(losses) after tax	$16.5	(8.5)	1.6

NET INCOME AFTER TAX	$127.2	$201.8	$208.1

Loss ratio	69.2%	55.4%	50.1%
Policy acquisition expense ratio	17.1%	18.2%	17.9%
Operating and administrative expense ratio	12.1%	12.4%	13.7%
Expense ratio	29.2%	30.6%	31.6%
Combined ratio	98.4%	86.0%	81.7%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Consolidated Balance Sheets

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(in US$ millions, except for per share amounts)	2010	2010	2009	2009	2009	2009

ASSETS
Investments
Fixed income maturities	$5,753.6	$5,661.8	$5,598.0	$5,184.3	$4,943.9	$4,566.6
Other investments	27.8	27.5	27.3	25.9	24.7	290.9
Short-term investments	304.3	251.9	371.7	431.6	315.7	291.8

Total investments	6,085.7	5,941.2	5,997.0	5,641.8	5,284.3	5,149.3
Cash and cash equivalents	726.1	701.4	748.4	948.8	718.3	913.2
Reinsurance recoverables
Unpaid losses	247.6	262.9	321.5	333.5	326.3	297.9
Ceded unearned premiums	106.2	210.2	103.8	114.9	135.7	138.8
Receivables
Underwriting premiums	981.0	914.0	708.3	755.7	850.0	793.6
Other	73.4	62.2	64.1	65.5	47.0	44.3
Funds withheld	83.5	73.6	85.1	85.2	87.5	71.9
Deferred policy acquisition costs	201.2	202.7	165.5	180.1	186.0	166.6
Derivatives at fair value	4.3	4.9	6.7	3.6	5.4	7.2
Receivable for securities sold	16.9	13.5	11.9	47.3	324.3	5.1
Office properties and equipment	28.4	27.6	27.5	27.6	29.6	27.0
Other assets	16.0	14.9	9.2	14.8	15.4	16.7
Intangible assets	11.5	12.0	8.2	8.2	8.2	8.2

Total assets	$8,581.8	$8,441.1	$8,257.2	$8,227.0	$8,018.0	$7,639.8

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$3,485.7	$3,452.0	$3,331.1	$3,314.0	$3,265.1	$3,096.2
Unearned premiums	1,061.2	1,107.8	907.6	1,006.3	1,039.6	963.8

Total insurance reserves	4,546.9	4,559.8	4,238.7	4,320.3	4,304.7	4,060.0

Payables
Reinsurance premiums	159.3	193.2	110.8	121.3	169.5	197.1
Taxation	74.2	77.4	94.2	112.1	97.8	84.6
Accrued expenses and other payables	242.3	213.5	249.3	205.6	216.2	206.7
Liabilities under derivative contracts	5.6	7.4	9.2	6.0	7.7	9.4

Total payables	481.4	491.5	463.5	445.0	491.2	497.8

Long-term debt	249.6	249.6	249.6	249.6	249.6	249.6

Total liabilities	5,277.9	5,300.9	4,951.8	5,014.9	5,045.5	4,807.4

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1
Preference shares	—	—	—	—	—	—
Additional paid-in capital	1,566.2	1,565.0	1,763.0	1,760.6	1,754.1	1,749.9
Retained earnings	1,377.3	1,285.8	1,285.0	1,176.8	1,049.2	956.9
Accumulated other comprehensive income, net of taxes	360.3	289.3	257.3	274.6	169.1	125.5

Total shareholders’ equity	3,303.9	3,140.2	3,305.4	3,212.1	2,972.5	2,832.4

Total liabilities and shareholders’ equity	$8,581.8	$8,441.1	$8,257.2	$8,227.0	$8,018.0	$7,639.8

Book value per ordinary share	$38.46	$36.25	$35.42	$34.40	$31.54	$29.95

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
(in US$ except for number of shares)	2010	2009	2010	2009

Basic earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.34	$1.26	$1.50	$2.68
Operating income adjusted for preference share dividend	$1.29	$1.18	$1.30	$2.39
Diluted earnings per ordinary share
Net income adjusted for preference share dividend and cancellation of preference shares	$1.28	$1.22	$1.43	$2.61
Operating income adjusted for preference share dividend	$1.23	$1.14	$1.24	$2.32
Weighted average number of ordinary shares outstanding (in millions)	77.289	82.940	77.342	82.241
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	80.727	85.645	80.706	84.612
Book value per ordinary share	$38.46	$31.54	$38.46	$31.54
Diluted book value per ordinary share (treasury stock method)	$36.96	$30.46	$36.96	$30.46
Ordinary shares outstanding at end of the period (in millions)	76.701	83.022	76.701	83.022
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	79.831	85.985	79.831	85.985

See pages  7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
(in US$ millions except for percentages)	2010	2009	2010	2009

Average shareholders’ equity for the quarter and the year to date	$3,222.1	$2,891.5	$3,234.2	$2,851.0
Average preference shares for the quarter and the year to date	(353.6)	(353.6)	(353.6)	(381.7)
Average cumulative foreign currency translation adjustments, net of taxes, for the quarter and the year to date	(110.0)	(75.4)	(108.6)	(79.3)
Average unrealized (appreciation)/depreciation on investments, net of taxes, for the quarter and the year to date	(214.9)	(71.9)	(191.9)	(68.9)

Average equity	$2,543.6	$2,390.6	$2,580.1	$2,321.1

Return on average equity:
Net income adjusted for preference share dividend	4.1%	4.4%	4.5%	8.1%
Operating income adjusted for preference share dividend	3.9%	4.1%	3.9%	8.5%
Annualized return on average equity:
Net income	16.4%	17.6%	9.0%	16.2%
Operating income	15.6%	16.4%	7.8%	17.0%
Components of return on average equity:
Return on average equity from underwriting activity(1)	2.5%	2.2%	0.6%	5.3%
Return on average equity from investment and other activity(2)	1.9%	2.6%	3.8%	4.7%
Pre-tax operating income return on average equity	4.4%	4.8%	4.4%	10.0%
Post-tax operating income return on average equity(3)	3.9%	4.1%	3.9%	8.5%

See pages  7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

1.   Calculated by using underwriting income.

2.   Calculated by using total other operating revenue and other income/expense adjusted for preference share dividend.

3.   Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Changes to Segmental Reporting

As a result of a shift in the Company’s operating structure and the implementation of a number of strategic initiatives in 2010, the Company changed the composition of its business segments to reflect the manner in which the business is managed. The Company is currently organized into two underwriting segments: insurance and reinsurance, with an additional segment for corporate and other. These segments form the basis of how the Company monitors the performance of its operations.

*	Structured business was previously allocated to Property Reinsurance, Casualty Reinsurance and International Insurance on an individual contract basis. In the new basis, all structured business will be included in Specialty Reinsurance within the reinsurance segment.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

Management has changed the composition of its business segments as a result of a shift in the Company’s operating structure in 2010. An explanation of the changes to the segments is included on page 8. The results under the previous segments are shown in the appendix, pages A1 to A7. Information related to prior periods has been re-presented to conform to the current period presentation. There was no effect on net income as a result of these changes.

	Three Months Ended June 30, 2010			Three Months Ended June 30, 2009
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$283.3	$262.1	$545.4	$257.4	$276.9	$534.3
Net written premiums	279.1	259.7	538.8	255.8	228.9	484.7
Gross earned premiums	302.7	220.8	523.5	268.8	222.5	491.3
Net earned premiums	291.2	188.7	479.9	255.5	173.1	428.6
Losses and loss expenses	146.4	130.3	276.7	102.8	131.9	234.7
Policy acquisition expenses	47.3	30.5	77.8	51.8	29.0	80.8
Operating and administrative expenses	30.1	21.9	52.0	23.1	27.1	50.2

Underwriting income/(loss)	$67.4	$6.0	$73.4	$77.8	$(14.9)	$62.9

Net investment income			57.5			72.2
Net realized gains/(losses)			5.7			4.8
Corporate (expenses)			(10.6)			(9.7)
Other (expenses)			1.6			0.7
Interest (expenses)			(4.0)			(4.0)
Net foreign exchange (losses)/gains			(2.6)			3.1

Income before income taxes			121.0			130.0
Income tax (expense)			(12.1)			(19.6)

Net income			$108.9			$110.4

Ratios
Loss ratio	50.3%	69.1%	57.7%	40.2%	76.2%	54.8%
Policy acquisition expense ratio	16.2%	16.2%	16.2%	20.3%	16.8%	18.9%
Operating and administrative expense ratio	10.3%	11.6%	13.0%	9.0%	15.7%	14.0%
Expense ratio	26.5%	27.8%	29.2%	29.3%	32.5%	32.9%
Combined ratio	76.8%	96.9%	86.9%	69.5%	108.7%	87.7%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

Management has changed the composition of its business segments as a result of a shift in the Company’s operating structure in 2010. An explanation of the changes to the segments is included on page 8. The results under the previous segments are shown in the appendix, pages A1 to A7. Information related to prior periods has been re-presented to conform to the current period presentation. There was no effect on net income as a result of these changes.

	Six Months Ended June 30, 2010			Six Months Ended June 30, 2009
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$773.4	$474.8	$1,248.2	$710.2	$460.9	$1,171.1
Net written premiums	740.4	378.5	1,118.9	669.1	322.2	991.3
Gross earned premiums	604.6	436.0	1,040.6	556.5	428.0	984.5
Net earned premiums	582.2	365.3	947.5	530.7	345.2	875.9
Losses and loss expenses	403.2	252.3	655.5	224.9	260.6	485.5
Policy acquisition expenses	99.7	62.6	162.3	103.2	56.2	159.4
Operating and administrative expenses	52.4	42.3	94.7	41.5	47.4	88.9

Underwriting (loss)/income	$26.9	$8.1	$35.0	$161.1	$(19.0)	$142.1

Net investment income			116.9			131.4
Net realized gains/(losses)			18.0			(7.4)
Corporate (expenses)			(20.4)			(19.5)
Other (expenses)			0.7			(2.0)
Interest (expenses)			(7.8)			(7.9)
Net foreign exchange gains/(losses)			(1.1)			0.8

Income before income taxes			141.3			237.5
Income tax (expense)			(14.1)			(35.7)

Net income			$127.2			$201.8

Ratios
Loss ratio	69.3%	69.1%	69.2%	42.4%	75.5%	55.4%
Policy acquisition expense ratio	17.1%	17.1%	17.1%	19.4%	16.3%	18.2%
Operating and administrative expense ratio	9.0%	11.6%	12.1%	7.8%	13.7%	12.4%
Expense ratio	26.1%	28.7%	29.2%	27.2%	30.0%	30.6%
Combined ratio	95.4%	97.8%	98.4%	69.6%	105.5%	86.0%

Aspen Insurance Holdings Limited

Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Gross written premiums	$283.3	$490.1	$169.7	$296.1	$257.4	$452.8
Net written premiums	279.1	461.3	158.3	289.3	255.8	413.3
Gross earned premiums	302.7	301.9	306.5	301.4	268.8	287.7
Net earned premiums	291.2	291.0	289.0	288.4	255.5	275.2
Net losses and loss expenses	146.4	256.8	115.3	127.1	102.8	122.1
Policy acquisition expenses	47.3	52.4	62.1	49.3	51.8	51.4
Operating and administrative expenses	30.1	22.3	30.3	25.7	23.1	18.4

Underwriting income/(loss)	$67.4	$(40.5)	$81.3	$86.3	$77.8	$83.3

Ratios
Loss ratio	50.3%	88.2%	39.9%	44.1%	40.2%	44.4%
Policy acquisition expense ratio	16.2%	18.0%	21.5%	17.1%	20.3%	18.7%
Operating and administrative expense ratio	10.3%	7.7%	10.5%	8.9%	9.0%	6.7%
Expense ratio	26.5%	25.7%	32.0%	26.0%	29.3%	25.4%
Combined ratio	76.8%	113.9%	71.9%	70.1%	69.5%	69.8%

Aspen Insurance Holdings Limited

Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Gross written premiums	$262.1	$212.7	$236.0	$194.2	$276.9	$184.0
Net written premiums	259.7	118.8	225.1	172.8	228.9	93.3
Gross earned premiums	220.8	215.2	222.2	220.8	222.5	205.5
Net earned premiums	188.7	176.6	187.2	182.5	173.1	172.1
Net losses and loss expenses	130.3	122.0	112.2	108.0	131.9	128.7
Policy acquisition expenses	30.5	32.1	33.0	30.3	29.0	27.2
Operating and administrative expenses	21.9	20.4	30.0	23.3	27.1	20.3

Underwriting income/(loss)	$6.0	$2.1	$12.0	$20.9	$(14.9)	$(4.1)

Ratios
Loss ratio	69.1%	69.1%	59.9%	59.2%	76.2%	74.8%
Policy acquisition expense ratio	16.2%	18.2%	17.6%	16.6%	16.8%	15.8%
Operating and administrative expense ratio	11.6%	11.6%	16.0%	12.8%	15.7%	11.8%
Expense ratio	27.8%	29.8%	33.6%	29.4%	32.5%	27.6%
Combined ratio	96.9%	98.9%	93.5%	88.6%	108.7%	102.4%

Aspen Insurance Holdings Limited
Gross Written Premiums By Segment And Line Of Business

(in US$ millions)	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Gross Written Premium
Reinsurance
Property Catastrophe Reinsurance	$91.2	$146.2	$0.9	$58.1	$78.5	$116.7
Other Property Reinsurance	80.7	73.7	63.9	75.5	85.8	88.8
Casualty Reinsurance	51.5	174.5	50.3	79.1	46.7	175.8
Specialty Reinsurance	59.9	95.7	54.6	83.4	46.4	71.5

Total Reinsurance	$283.3	$490.1	$169.7	$296.1	$257.4	$452.8

Insurance
Property Insurance	$69.3	$36.7	$28.5	$30.5	$54.9	$25.3
Casualty Insurance	44.7	37.2	47.9	53.1	52.9	42.2
Marine, Energy and Transportation Insurance	118.1	110.6	124.9	75.0	149.4	94.1
Financial and Professional Lines Insurance	30.0	28.2	34.7	35.6	19.7	22.4

Total Insurance	$262.1	$212.7	$236.0	$194.2	$276.9	$184.0

Total Gross Written Premiums	$545.4	$702.8	$405.7	$490.3	$534.3	$636.8

Net Written Premium
Reinsurance
Property Catastrophe Reinsurance	$88.1	$130.9	$(3.7)	$48.3	$76.6	$87.2
Other Property Reinsurance	79.6	65.5	57.6	76.1	86.1	80.0
Casualty Reinsurance	51.3	169.6	51.0	81.5	46.6	174.8
Specialty Reinsurance	60.1	95.3	53.4	83.4	46.5	71.3

Total Reinsurance	$279.1	$461.3	$158.3	$289.3	$255.8	$413.3

Insurance
Property Insurance	$62.4	$14.9	$19.5	$23.9	$45.4	$(1.9)
Casualty Insurance	41.7	27.4	36.7	45.2	45.1	36.4
Marine, Energy and Transportation Insurance	130.8	70.3	125.4	68.9	144.4	55.4
Financial and Professional Lines Insurance	24.8	6.2	43.5	34.8	(6.0)	3.4

Total Insurance	$259.7	$118.8	$225.1	$172.8	$228.9	$93.3

Total Net Written Premiums	$538.8	$580.1	$383.4	$462.1	$484.7	$506.6

Net Earned Premium
Reinsurance
Property Catastrophe Reinsurance	$66.2	$70.6	$49.8	$55.3	$52.7	$49.4
Other Property Reinsurance	67.8	63.5	79.3	67.4	68.9	81.2
Casualty Reinsurance	90.3	89.0	93.3	94.6	87.7	96.6
Specialty Reinsurance	66.9	67.9	66.6	71.1	46.2	48.0

Total Reinsurance	$291.2	$291.0	$289.0	$288.4	$255.5	$275.2

Insurance
Property Insurance	$30.1	$25.8	$17.3	$21.9	$19.1	$18.9
Casualty Insurance	39.8	38.9	42.7	43.6	43.2	46.2
Marine, Energy and Transportation Insurance	97.4	94.3	103.8	98.1	99.7	88.0
Financial and Professional Lines Insurance	21.4	17.6	23.4	18.9	11.1	19.0

Total Insurance	$188.7	$176.6	$187.2	$182.5	$173.1	$172.1

Total Net Earned Premiums	$479.9	$467.6	$476.2	$470.9	$428.6	$447.3

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended June 30, 2010				Three Months Ended June 30, 2009
	Reinsurance	Insurance		Total	Reinsurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	50.3%	69.1%		57.7%	40.2%		76.2%		54.8%
Policy acquisition expense ratio	16.2%	16.2%		16.2%	20.3%		16.8%		18.9%
Operating and administrative expense ratio	10.3%	11.6%		13.0%	9.0%		15.7%		14.0%
Expense ratio	26.5%	27.8%		29.2%	29.3%		32.5%		32.9%

Combined ratio	76.8%	96.9%		86.9%	69.5%		108.7%		87.7%

Accident Year Adjustment
Loss ratio	5.7%	(5.2%	)	1.5%	7.8%		(5.6%	)	1.2%
Policy acquisition expense ratio	0.9%	—		0.5%	(0.5%	)	0.1%		(0.1%	)
Operating and administrative expense ratio	0.4%	(0.1%	)	0.2%	(0.7%	)	0.7%		(0.6%	)
Expense ratio	1.3%	(0.1%	)	0.7%	(1.2%	)	0.8%		(0.7%	)

Combined ratio	7.0%	(5.3%	)	2.2%	6.6%		(4.8%	)	0.5%

Accident Year Ratios
Current accident year loss ratio	56.0%	63.9%		59.2%	48.0%		70.6%		56.0%
Policy acquisition expense ratio	17.1%	16.2%		16.7%	19.8%		16.9%		18.8%
Operating and administrative expense ratio	10.7%	11.5%		13.2%	8.3%		16.4%		13.4%
Expense ratio	27.8%	27.7%		29.9%	28.1%		33.3%		32.2%

Combined ratio	83.8%	91.6%		89.1%	76.1%		103.9%		88.2%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Six Months Ended June 30, 2010				Six Months Ended June 30, 2009
	Reinsurance	Insurance		Total	Reinsurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	69.3%	69.1%		69.2%	42.4%		75.5%		55.4%
Policy acquisition expense ratio	17.1%	17.1%		17.1%	19.4%		16.3%		18.2%
Operating and administrative expense ratio	9.0%	11.6%		12.1%	7.8%		13.7%		12.4%
Expense ratio	26.1%	28.7%		29.2%	27.2%		30.0%		30.6%

Combined ratio	95.4%	97.8%		98.4%	69.6%		105.5%		86.0%

Accident Year Adjustment
Loss ratio	6.6%	(2.5%	)	3.1%	8.9%		(2.8%	)	4.2%
Policy acquisition expense ratio	—	—		—	(0.3%	)	0.1%		(0.2%	)
Operating and administrative expense ratio	0.3%	0.1%		0.2%	0.1%		0.6%		0.1%
Expense ratio	0.3%	0.1%		0.2%	(0.2%	)	0.7%		(0.1%	)

Combined ratio	6.9%	(2.4%	)	3.3%	8.7%		(2.1%	)	4.1%

Accident Year Ratios
Current accident year loss ratio	75.9%	66.6%		72.3%	51.3%		72.7%		59.6%
Policy acquisition expense ratio	17.1%	17.1%		17.1%	19.1%		16.4%		18.0%
Operating and administrative expense ratio	9.3%	11.7%		12.3%	7.9%		14.3%		12.5%
Expense ratio	26.4%	28.8%		29.4%	27.0%		30.7%		30.5%

Combined ratio	102.3%	95.4%		101.7%	78.3%		103.4%		90.1%

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Six Months Ended June 30,
(in US$ millions)	2010	2009

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Additional paid-in capital
Beginning of period	1,763.0	1,754.8
New shares issued	—	25.1
Ordinary shares repurchased	(200.0)	—
Preference shares repurchased	—	(34.1)
Share-based compensation	3.2	8.3

End of period	1,566.2	1,754.1

Retained earnings
Beginning of period	1,285.0	884.7
Net income for the period	127.2	201.8
Dividends paid on ordinary and preference shares	(34.9)	(37.3)

End of period	1,377.3	1,049.2

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	103.4	87.6
Change for the period	3.1	(9.1)

End of period	106.5	78.5

Loss on derivatives:
Beginning of period	(1.2)	(1.4)
Reclassification to interest payable	—	0.1

End of period	(1.2)	(1.3)

Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	155.1	53.3
Change for the period	99.9	38.6

End of period	255.0	91.9

Total accumulated other comprehensive income	360.3	169.1

Total shareholders’ equity	$3,303.9	$2,972.5

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2010	2009	2010	2009

Net income	$108.9	$110.4	$127.2	$201.8

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	0.8	6.3	(7.8)	10.4
Change in net unrealized gains and losses on available for sale securities held	77.1	31.1	107.7	28.2
Loss on derivatives reclassified to interest expense	—	0.1	—	0.1
Change in foreign currency translation adjustment	(6.9)	6.1	3.1	(9.1)

Other comprehensive income/(loss)	71.0	43.6	103.0	29.6

Comprehensive income	$179.9	$154.0	$230.2	$231.4

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended June 30,		Six Months Ended June 30,
(in US$ millions)	2010	2009	2010	2009

Net cash from/(used in) operating activities	$147.5	$99.1	$247.9	$302.3
Net cash from/(used in) investing activities	(34.7)	(306.5)	40.7	(359.7)
Net cash from/(used in) financing activities	(17.4)	(18.1)	(234.9)	(46.3)
Effect of exchange rate movements on cash and cash equivalents	(70.7)	30.6	(76.0)	12.9

Increase/(decrease) in cash and cash equivalents	24.7	(194.9)	(22.3)	(90.8)
Cash at beginning of period	701.4	913.2	748.4	809.1

Cash at end of period	$726.1	$718.3	$726.1	$718.3

Aspen Insurance Holdings Limited

Reserves For Losses And Loss Expenses

	As At	As At
	June 30,	December 31,
(in US$ millions)	2010	2009

Provision for losses and loss expenses at start of period	$3,331.1	$3,070.3
Reinsurance recoverables	(321.5)	(283.3)

Net loss and loss expenses at start of period	3,009.6	2,787.0

Net loss and loss expenses disposed	(42.4)	(10.0)

Provision for losses and loss expenses for claims incurred
Current period	670.5	1,032.5
Prior period release	(15.0)	(84.4)

Total incurred	655.5	948.1

Losses and loss expense payments for claims incurred	(310.0)	(808.6)

Foreign exchange (gains)/losses	(74.6)	93.1

Net loss and loss expense reserves at end of period	3,238.1	3,009.6
Reinsurance recoverables on unpaid losses at end of period	247.6	321.5

Gross loss and loss expense reserves at end of period	$3,485.7	$3,331.1

Aspen Insurance Holdings Limited

Reserves By Operating Segment

	As At June 30, 2010			As At December 31, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$2,244.6	$(54.8)	$2,189.8	$2,069.4	$(81.0)	$1,988.4
Insurance	1,241.1	(192.8)	1,048.3	1,261.7	(240.5)	1,021.2

Total losses and loss expense reserves	$3,485.7	$(247.6)	$3,238.1	$3,331.1	$(321.5)	$3,009.6

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Three Months Ended June 30, 2010			Three Months Ended June 30, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$8.3	2.8	$11.1	$32.3	(0.2)	$32.1
Insurance	(5.5)	(3.5)	(9.0)	(31.4)	16.2	(15.2)

Release in reserves for prior years during the period	$2.8	$(0.7)	$2.1	$0.9	$16.0	$16.9

	Six Months Ended June 30, 2010			Six Months Ended June 30, 2009
		Reinsurance			Reinsurance
	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$23.4	2.8	$26.2	$47.1	0.9	$48.0
Insurance	(9.7)	(1.5)	(11.2)	(44.9)	23.7	(21.2)

Release in reserves for prior years during the period	$13.7	$1.3	$15.0	$2.2	$24.6	$26.8

Aspen Insurance Holdings Limited

Ratings Of Reinsurers

(in US$ millions except for percentages)	As at June 30, 2010		As at December 31, 2009

S&P
AAA	$—	—	$11.8	3.7%
AA+	12.7	5.1%	—	—
AA-	56.6	22.9%	76.0	23.6%
A+	121.3	49.0%	173.9	54.1%
A	14.3	5.8%	10.9	3.3%
A−	11.2	4.5%	12.5	3.9%
Fully collateralized	—	—	0.5	0.2%
Not rated	31.5	12.7%	35.9	11.2%

	$247.6	100.0%	$321.5	100.0%

A.M. Best
A++	$12.7	5.1%	$13.2	4.1%
A+	59.7	24.1%	57.0	17.7%
A	151.5	61.2%	226.2	70.4%
A−	16.4	6.7%	21.3	6.6%
Fully collateralized	—	—	0.5	0.2%
Not rated	7.3	2.9%	3.3	1.0%

	$247.6	100.0%	$321.5	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At June 30, 2010				Percentage Of Total Fair Value
		Gross	Gross		As At	As At	As At	As At	As At
	Amortized	Unrealized	Unrealized		June 30,	March 31,	December 31,	December 31,	December 31,
(in US$ millions except for percentages)	Cost	Gains	Losses	Fair Value	2010	2010	2009	2008	2007

Marketable Securities – Available For Sale
U.S. government securities	$676.8	$37.6	$—	$714.4	10.4%	9.7%	7.5%	10.9%	10.9%
U.S. agency securities	318.9	27.4	(0.1)	346.2	5.0%	5.2%	5.7%	6.6%	5.6%
Municipal securities	32.3	0.8	(0.2)	32.9	0.6%	0.4%	0.3%	0.1%	—
Corporate securities	2,195.1	129.4	(3.3)	2,321.2	33.8%	33.4%	33.3%	23.8%	25.6%
Foreign government securities	520.7	21.9	(0.1)	542.5	7.9%	8.4%	7.7%	6.4%	7.2%
Asset-backed securities	72.3	5.5	(0.1)	77.7	1.1%	1.3%	1.7%	3.4%	3.8%
Mortgage-backed securities	1,272.8	74.8	(0.3)	1,347.3	19.6%	20.7%	21.1%	22.9%	20.8%

Total fixed income maturities	5,088.9	297.4	(4.1)	5,382.2	78.4%	79.1%	77.3%	74.1%	73.9%
Short-term investments	301.8	—	—	301.8	4.4%	3.8%	5.4%	3.8%	4.8%

Total Available For Sale	$5,390.7	$297.4	$(4.1)	$5,684.0	82.8%	82.9%	82.7%	77.9%	78.7%

Marketable Securities — Trading
U.S. government securities	$24.8	$1.1	$—	$25.9	0.4%	0.1%	0.1%	—	—
U.S. agency securities	0.5	—	—	0.5	—	—	—	—	—
Municipal securities	2.8	0.1	—	2.9	—	—	—	—	—
Corporate securities	312.9	19.2	(1.5)	330.6	4.8%	5.1%	4.8%	—	—
Foreign government securities	6.2	0.3	—	6.5	0.1%	0.1%	0.1%	—	—
Asset-backed securities	5.0	—	—	5.0	0.1%	0.1%	0.1%	—	—
Mortgage-backed securities	—	—	—	—	—	—	—	—	—

Total fixed income maturities	352.2	20.7	(1.5)	371.4	5.4%	5.4%	5.1%	—	—
Short-term investments	2.5	—	—	2.5	—	—	—	—	—

Total Trading	$354.7	$20.7	$(1.5)	$373.9	5.4%	5.4%	5.1%	—	—

Other investments				$27.8	0.4%	0.4%	0.4%	4.9%	9.5%

Cash				726.1	10.6%	10.5%	11.0%	13.5%	11.0%
Accrued interest				54.5	0.8%	0.8%	0.8%	3.7%	0.8%

Total Cash and Accrued Interest				$780.6	11.4%	11.3%	11.8%	17.2%	11.8%

Total Cash and Investments				$6,866.3	100.0%	100.0%	100.0%	100.0%	100.0%

	As At June 30, 2010		As At December 31, 2009
	Amortized	Fair Market	Amortized	Fair Market
Maturity of Available For Sale Portfolio	Cost	Value	Cost	Value

Due in one year or less	$328.7	$334.3	$296.4	$301.4
Due after one year through five years	2,149.9	2,253.2	2,057.1	2,133.2
Due after five years through ten years	1,175.3	1,270.9	1,094.2	1,143.5
Due after ten years	89.9	98.8	121.0	124.9

Subtotal	3,743.8	3,957.2	3,568.7	3,703.0
Non-agency residential mortgage-backed securities	31.3	40.7	34.2	42.2
Non-agency commercial mortgage-backed securities	150.1	157.3	178.5	180.0
Agency mortgage-backed securities	1,091.4	1,149.3	1,172.9	1,209.6
Other asset-backed securities	72.3	77.7	110.0	115.1

Total	$5,088.9	$5,382.2	$5,064.3	$5,249.9

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Net investment income from fixed income investments and cash	$57.5	$59.4	$58.6	$58.9	$56.0	$55.2
Net investment income/(loss) from funds of hedge funds	—	—	(0.4)	—	16.2	4.0

Net investment income	57.5	59.4	58.2	58.9	72.2	59.2
Net realized investment gains	5.7	12.6	7.5	16.4	7.7	3.1
Other-than-temporary impairment charges	—	(0.3)	(3.3)	(1.8)	(2.9)	(15.3)
Change in unrealized gains/(losses) on investments (gross of tax)	82.4	25.3	(33.1)	106.3	41.7	3.3

Total return on investments	$145.6	$97.0	$29.3	$179.8	$118.7	$50.3

Portfolio Characteristics
Fixed income portfolio book yield	4.05%	4.23%	4.22%	4.13%	4.43%	4.42%
Fixed income portfolio duration	3.0 years	3.3 years	3.3 years	3.3 years	3.2 years	2.9 years

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008

Net assets	$3,303.9	$3,140.2	$3,305.4	$3,212.1	$2,972.5	$2,832.4	$2,779.1
Less: Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)	(419.2)

Total	$2,950.3	$2,786.6	$2,951.8	$2,858.5	$2,618.9	$2,478.8	$2,359.9

Ordinary shares outstanding (in millions)	76.701	76.865	83.328	83.095	83.022	82.763	81.507

Ordinary shares and dilutive potential ordinary shares (in millions)	79.831	80.495	86.465	86.193	85.985	84.832	83.706

Book value per ordinary share	$38.46	$36.25	$35.42	$34.40	$31.54	$29.95	$28.95

Diluted book value per ordinary share (treasury stock method)	$36.96	$34.62	$34.14	$33.16	$30.46	$29.22	$28.19

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Weighted average ordinary shares outstanding (millions)
Basic	77.289	82.940	77.342	82.241
Dilutive share equivalents:
Employee options	0.805	0.690	0.875	0.668
Options issued to Apple by Trust (Bermuda) Limited (Names Trust)	0.430	0.352	0.446	0.338
Performance shares	1.943	1.476	1.796	1.179
Restricted share units	0.260	0.187	0.247	0.186

Weighted average diluted shares outstanding	80.727	85.645	80.706	84.612

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Operating Income Reconciliation

Net income is adjusted to exclude after-tax net foreign exchange gains and losses, realized gains and losses in investments and preference share repurchase gains in the first quarter of 2009.

	Three Months Ended		Six Months Ended
(in US$ millions except where stated)	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009

Net income as reported	$108.9	$110.4	$127.2	$201.8
Preference share dividends	(5.7)	(5.8)	(11.4)	(12.7)
Preference share repurchase gain	—	—	—	$31.5

Net income available to ordinary shareholders	103.2	104.6	115.8	220.6
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	1.3	(3.1)	0.3	(0.8)
Net realized (gains)/losses on investments	(5.3)	(3.5)	(16.5)	8.5
Preference share repurchase gain	—	—	—	(31.5)

Operating income after tax available to ordinary shareholders	99.2	98.0	99.6	196.8
Tax on operating income	13.0	18.3	13.4	34.6

Operating income before tax available to ordinary shareholders	$112.2	$116.3	$113.0	$231.4

Weighted average ordinary shares outstanding (millions)
Basic	77.289	82.940	77.342	82.241
Dilutive share equivalents:
Employee options	0.805	0.690	0.875	0.668
Options issued to Apple by Trust (Bermuda) Limited (Names Trust)	0.430	0.352	0.446	0.338
Performance shares	1.943	1.476	1.796	1.179
Restricted share units	0.260	0.187	0.247	0.186

Weighted average diluted shares outstanding	80.727	85.645	80.706	84.612

Basic earnings per ordinary share
Net income adjusted for preference share dividend and preference share repurchase gain	$1.34	$1.26	$1.50	$2.68
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.02	(0.04)	0.01	(0.01)
Net realized (gains)/losses on investments	(0.07)	(0.04)	(0.21)	0.11
Preference share repurchase gain	—	—	—	(0.39)

Operating income adjusted for preference shares dividend	$1.29	$1.18	$1.30	$2.39

Diluted earnings per ordinary share
Net income adjusted for preference share dividend and preference share repurchase gain	$1.28	$1.22	$1.43	$2.61
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.02	(0.04)	0.01	(0.01)
Net realized (gains)/losses on investments	(0.07)	(0.04)	(0.20)	0.10
Preference share repurchase gain	—	—	—	(0.38)

Operating income adjusted for preference shares dividend	$1.23	$1.14	$1.24	$2.32

Aspen Insurance Holdings Limited

Appendix

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Previous Operating Segment

	Three Months Ended June 30, 2010					Three Months Ended June 30, 2009
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$190.8	$57.1	$234.9	$62.6	$545.4	$180.0	$59.0	$238.7	$56.6	$534.3
Net written premiums	187.6	57.0	240.2	54.0	538.8	178.4	59.0	200.1	47.2	484.7
Gross earned premiums	168.4	101.5	211.0	42.6	523.5	145.2	101.3	209.3	35.5	491.3
Net earned premiums	159.4	100.4	186.9	33.2	479.9	132.0	101.2	170.2	25.2	428.6
Losses and loss expenses	42.2	85.0	121.0	28.5	276.7	20.6	69.0	117.2	27.9	234.7
Policy acquisition expenses	32.1	10.2	28.8	6.7	77.8	27.9	20.0	29.9	3.0	80.8
Operating and administrative expenses	19.2	10.9	23.8	8.7	62.6	15.1	11.1	22.8	10.9	59.9

Underwriting income/(loss)	$65.9	$(5.7)	$13.3	$(10.7)	$62.8	$68.4	$1.1	$0.3	$(16.6)	$53.2

Ratios
Loss ratio	26.5%	84.7%	64.7%	85.8%	57.7%	15.6%	68.2%	68.9%	110.7%	54.8%
Policy acquisition expense ratio	20.1%	10.2%	15.4%	20.2%	16.2%	21.1%	19.8%	17.6%	11.9%	18.9%
Operating and administrative expense ratio	12.0%	10.9%	12.7%	26.2%	13.0%	11.4%	11.0%	13.4%	43.3%	14.0%
Expense ratio	32.1%	21.1%	28.1%	46.4%	29.2%	32.5%	30.8%	31.0%	55.2%	32.9%
Combined ratio	58.6%	105.8%	92.8%	132.2%	86.9%	48.1%	99.0%	99.9%	165.9%	87.7%

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Previous Operating Segment

	Six Months Ended June 30, 2010					Six Months Ended June 30, 2009
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
(in US$ millions except for percentages)	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Gross written premiums	$439.5	$238.0	$471.0	$99.7	$1,248.2	$400.5	$245.8	$433.4	$91.4	$1,171.1
Net written premiums	413.3	232.9	393.0	79.7	1,118.9	360.5	244.8	324.9	61.1	991.3
Gross earned premiums	331.2	206.4	420.3	82.7	1,040.6	296.1	211.3	408.1	69.0	984.5
Net earned premiums	312.4	204.2	365.1	65.8	947.5	271.1	210.7	345.2	48.9	875.9
Losses and loss expenses	208.9	163.7	236.4	46.5	655.5	60.8	141.2	244.2	39.3	485.5
Policy acquisition expenses	57.1	31.1	59.5	14.6	162.3	52.7	41.9	57.9	6.9	159.4
Operating and administrative expenses	37.6	19.9	39.1	18.5	115.1	30.3	20.1	41.4	16.6	108.4

Underwriting income/(loss)	$8.8	$(10.5)	$30.1	$(13.8)	$14.6	$127.3	$7.5	$1.7	$(13.9)	$122.6

Ratios
Loss ratio	66.9%	80.2%	64.7%	70.7%	69.2%	22.4%	67.0%	70.7%	80.4%	55.4%
Policy acquisition expense ratio	18.3%	15.2%	16.3%	22.2%	17.1%	19.4%	19.9%	16.8%	14.1%	18.2%
Operating and administrative expense ratio	12.0%	9.7%	10.7%	28.1%	12.1%	11.2%	9.5%	12.0%	33.9%	12.4%
Expense ratio	30.3%	24.9%	27.0%	50.3%	29.2%	30.6%	29.4%	28.8%	48.0%	30.6%
Combined ratio	97.2%	105.1%	91.7%	121.0%	98.4%	53.0%	96.4%	99.5%	128.4%	86.0%

Aspen Insurance Holdings Limited

Gross Written Premiums By Previous Segment And Line Of Business

(in US$ millions)	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009

Property Reinsurance
Treaty Catastrophe	$90.7	$145.8	$2.3	$63.8	$78.4	$116.7
Treaty Risk Excess	31.3	26.8	9.2	26.8	37.2	31.3
Treaty Pro Rata	33.2	41.0	48.2	40.5	44.5	48.2
Global Property Facultative	11.0	13.3	11.4	12.8	11.6	17.0
Credit and Surety Reinsurance	18.2	18.7	5.9	27.3	8.3	7.3
Agriculture	6.4	3.1	—	—	—	—

	$190.8	$248.7	$77.0	$171.2	$180.0	$220.5

Casualty Reinsurance
U.S. Casualty Treaty	$43.1	$104.5	$52.3	$74.8	$43.7	$106.3
International Casualty Treaty	10.1	71.5	8.3	16.3	12.5	77.0
Global Casualty Facultative	3.9	4.9	5.2	5.4	2.8	3.5

	$57.1	$180.9	$65.8	$96.5	$59.0	$186.8

International Insurance
M.E.C. Liability	$53.6	$61.3	$36.7	$19.7	$70.2	$50.8
Energy Property	23.5	14.3	9.6	16.5	41.0	16.4
Marine Hull	15.9	19.1	18.8	13.1	14.8	16.5
Aviation	21.6	13.5	57.3	23.5	21.6	10.4
U.K. Commercial Property & Construction	30.7	15.5	12.4	13.2	20.2	10.9
U.K. Commercial Liability	9.3	9.8	8.6	15.9	11.8	9.1
Excess Casualty (including Non-Marine & Transportation)	15.5	13.0	23.4	18.3	19.2	12.7
Professional Liability	9.6	8.0	10.7	17.8	9.7	7.7
Financial Institutions	3.8	5.4	10.6	7.9	3.7	3.7
Financial and Political Risks	14.2	12.0	12.3	7.4	3.6	9.2
Management and Technology Liability	2.6	2.7	1.1	2.5	2.7	1.8
Specie	3.5	2.4	2.5	2.2	1.8	—
Specialty Reinsurance	31.1	59.1	26.4	25.9	18.4	45.5

	$234.9	$236.1	$230.4	$183.9	$238.7	$194.7

U.S. Insurance
Property	$38.6	$21.2	$16.1	$17.3	$34.7	$14.4
Casualty	19.9	14.4	15.9	18.9	21.9	20.4
Risk Solutions	4.1	1.5	0.5	2.5	—	—

	$62.6	$37.1	$32.5	$38.7	$56.6	$34.8

Total Gross Written Premiums	$545.4	$702.8	$405.7	$490.3	$534.3	$636.8

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Three Months Ended June 30, 2010					Three Months Ended June 30, 2009
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	26.5%	84.7%	64.7%	85.8%	57.7%	15.6%	68.2%	68.9%	110.7%	54.8%
Policy acquisition expense ratio	20.1%	10.2%	15.4%	20.2%	16.2%	21.1%	19.8%	17.6%	11.9%	18.9%
Operating and administrative expense ratio	12.0%	10.9%	12.7%	26.2%	13.0%	11.4%	11.0%	13.4%	43.3%	14.0%
Expense ratio	32.1%	21.1%	28.1%	46.4%	29.2%	32.5%	30.8%	31.0%	55.2%	32.9%

Combined ratio	58.6%	105.8%	92.8%	132.2%	86.9%	48.1%	99.0%	99.9%	165.9%	87.7%

Accident Year Adjustment
Loss ratio	3.8%	3.8%	1.2%	(15.1)%	1.5%	14.6%	(1.3)%	(3.0)%	(31.5)%	1.2%
Policy acquisition expense ratio	(1.0)%	4.1%	—	—	0.5%	(0.5)%	(0.3)%	—	1.0%	(0.1)%
Operating and administrative expense ratio	0.3%	0.4%	0.1%	—	0.2%	(0.4)%	(1.1)%	(0.2)%	1.0%	(0.6)%
Expense ratio	(0.7)%	4.5%	0.1%	—	0.7%	(0.9)%	(1.4)%	(0.2)%	2.0%	(0.7)%

Combined ratio	3.1%	8.3%	1.3%	(15.1)%	2.2%	13.7%	(2.7)%	(3.2)%	(29.5)%	0.5%

Accident Year Ratios
Current accident year loss ratio	30.3%	88.5%	65.9%	70.7%	59.2%	30.2%	66.9%	65.9%	79.2%	56.0%
Policy acquisition expense ratio	19.1%	14.3%	15.4%	20.2%	16.7%	20.6%	19.5%	17.6%	12.9%	18.8%
Operating and administrative expense ratio	12.3%	11.3%	12.8%	26.2%	13.2%	11.0%	9.9%	13.2%	44.3%	13.4%
Expense ratio	31.4%	25.6%	28.2%	46.4%	29.9%	31.6%	29.4%	30.8%	57.2%	32.2%

Combined ratio	61.7%	114.1%	94.1%	117.1%	89.1%	61.8%	96.3%	96.7%	136.4%	88.2%

Aspen Insurance Holdings Limited

Accident Year Loss Ratios

	Six Months Ended June 30, 2010					Six Months Ended June 30, 2009
	Property	Casualty	International	U.S.		Property	Casualty	International	U.S.
	Reinsurance	Reinsurance	Insurance	Insurance	Total	Reinsurance	Reinsurance	Insurance	Insurance	Total

Before Accident Year Adjustment
Loss ratio	66.9%	80.2%	64.7%	70.7%	69.2%	22.4%	67.0%	70.7%	80.4%	55.4%
Policy acquisition expense ratio	18.3%	15.2%	16.3%	22.2%	17.1%	19.4%	19.9%	16.8%	14.1%	18.2%
Operating and administrative expense ratio	12.0%	9.7%	10.7%	28.1%	12.1%	11.2%	9.5%	12.0%	33.9%	12.4%
Expense ratio	30.3%	24.9%	27.0%	50.3%	29.2%	30.6%	29.4%	28.8%	48.0%	30.6%

Combined ratio	97.2%	105.1%	91.7%	121.0%	98.4%	53.0%	96.4%	99.5%	128.4%	86.0%

Accident Year Adjustment
Loss ratio	4.2%	3.0%	4.1%	(7.8)%	3.1%	11.0%	3.8%	1.3%	(11.9)%	4.2%
Policy acquisition expense ratio	(0.5)%	2.3%	(0.9)%	—	—	(0.5)%	—	(0.1)%	0.5%	(0.2)%
Operating and administrative expense ratio	0.1%	0.2%	0.4%	—	0.2%	0.2%	—	0.1%	0.8%	0.1%
Expense ratio	(0.4)%	2.5%	(0.5)%	—	0.2%	(0.3)%	—	—	1.3%	(0.1)%

Combined ratio	3.8%	5.5%	3.6%	(7.8)%	3.3%	10.7%	3.8%	1.3%	(10.6)%	4.1%

Accident Year Ratios
Current accident year loss ratio	71.1%	83.2%	68.8%	62.9%	72.3%	33.4%	70.8%	72.0%	68.5%	59.6%
Policy acquisition expense ratio	17.8%	17.5%	15.4%	22.2%	17.1%	18.9%	19.9%	16.7%	14.6%	18.0%
Operating and administrative expense ratio	12.1%	9.9%	11.1%	28.1%	12.3%	11.4%	9.5%	12.1%	34.7%	12.5%
Expense ratio	29.9%	27.4%	26.5%	50.3%	29.4%	30.3%	29.4%	28.8%	49.3%	30.5%

Combined ratio	101.0%	110.6%	95.3%	113.2%	101.7%	63.7%	100.2%	100.8%	117.8%	90.1%

Aspen Insurance Holdings Limited

Reserves By Previous Operating Segment

	As At June 30, 2010			As At December 31, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$508.5	$(27.6)	$480.9	$390.6	$(35.4)	$355.2
Casualty Reinsurance	1,523.5	(2.4)	1,521.1	1,518.9	(6.4)	1,512.5
International Insurance	1,252.1	(190.2)	1,061.9	1,220.1	(227.7)	992.4
U.S. Insurance	201.6	(27.4)	174.2	201.5	(52.0)	149.5

Total losses and loss expense reserves	$3,485.7	$(247.6)	$3,238.1	$3,331.1	$(321.5)	$3,009.6

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Three Months Ended June 30, 2010			Three Months Ended June 30, 2009
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$4.2	$0.4	$4.6	$21.5	$(0.6)	$20.9
Casualty Reinsurance	4.1	(3.3)	0.8	6.0	—	6.0
International Insurance	0.6	0.9	1.5	(11.4)	9.7	(1.7)
U.S. Insurance	(6.1)	1.3	(4.8)	(15.2)	6.9	(8.3)

Release in reserves for prior years during the period	$2.8	$(0.7)	$2.1	$0.9	$16.0	$16.9

	Six Months Ended June 30, 2010			Six Months Ended June 30, 2009
		Reinsurance			Reinsurance
	Gross	Recoverables	Net	Gross	Recoverables	Net

Property Reinsurance	$11.5	$0.3	$11.8	$27.5	—	$27.5
Casualty Reinsurance	5.3	(3.3)	2.0	9.1	—	9.1
International Insurance	6.6	0.2	6.8	(20.0)	16.3	(3.7)
U.S. Insurance	(9.7)	4.1	(5.6)	(14.4)	8.3	(6.1)

Release in reserves for prior years during the period	$13.7	$1.3	$15.0	$2.2	$24.6	$26.8